Exhibit 10.66

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT ONE

TO

WAFER SUPPLY AGREEMENT

This Amendment Number One (the “Amendment”), effective as of July 20, 2005 (“Amendment Date”), amends the Wafer Supply Agreement effective as of May 23, 2003 (the “Agreement”), by and between Power Integrations, Inc. and ZMD Analog Mixed Signal Services GmbH & CoKG.

RECITALS

The parties to the Agreement hereby agree to amend the Agreement as follows:

AMENDMENT

I. On page 1, substitute the following heading for the heading beginning with “This Agreement (“Agreement”) is made and entered into as of this 23rd day of May, 2003,” and ending with (“POWER INTEGRATIONS”).”:

This Agreement (“Agreement”) is made and entered into as of this 23rd day of May, 2003 (the “Effective Date”), by and between:

(1)	Power Integrations International, Ltd., a Cayman Islands corporation having its principal place of business at P.O. Box 219, Strathvale House, North Church Street, George Town, Grand Cayman, Cayman Islands (“POWER INTEGRATIONS”);

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II. Add the following new section to Article I (“Definitions”):

1.23 [*] TECHNOLOGY: The technology described in all documentation listed in Exhibit D ([*] TECHNOLOGY), including [*] process technology and analog and digital libraries.

III. Add the following new Section 4.6:

4.6 POWER INTEGRATIONS will pay SUPPLIER a [*] licensee fee of [*] United States dollars (US $[*] within [*] ([*]) days of the Amendment Date, for which SUPPLIER hereby grants to POWER INTEGRATIONS a non-exclusive, irrevocable, perpetual, royalty-free, non-transferable, worldwide, right and license, under all INTELLECTUAL PROPERTY RIGHTS to use, modify, reproduce, distribute and otherwise exploit in any manner all [*] TECHNOLOGY as part of the POWER INTEGRATIONS PROCESS and any modifications thereto. Without any consent of SUPPLIER, POWER INTEGRATIONS may sublicense the foregoing license to POWER INTEGRATIONS’ SUBSIDIARY so long as the sublicense provides for the protection of SUPPLIER’s CONFIDENTIAL INFORMATION on terms not less protective of SUPPLIER’s rights than those set forth in this Agreement. SUPPLIER will promptly disclose in writing all [*] TECHNOLOGY to POWER INTEGRATIONS upon payment of such [*] license fee.

IV. Add the updated Exhibit B (PRICES), attached.

V. Add the new Exhibit D ([*] TECHNOLOGY), attached.

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2.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

VI. The following changes are only to correct various minor clerical errors and do not change the intent or the meaning of the agreement.

In each instance in the Agreement, change “SUPPLIER’s” to “SUPPLIER’S”.

In Section 1.9 change “POWER INTEGRATIONS, INC.” to “POWER INTEGRATIONS.”

In Section 4.4, after “may sublicense the”, insert “foregoing license for the”.

In Section 5.1.1, delete “an order” and substitute “a PO”.

In Section 5.1.2, after “The output”, insert “of the PILOT PRODUCTION”.

In Section 5.2.1 delete “an order” and substitute “a PO”.

In Section 11.1 delete “such”.

In Section 12.2 (d) delete “or”.

In Section 12.2(e) after “Agreement” delete the period and add “;or”.

In Section 12.2 (f) change “a Disclosing Party” to “the disclosing party”.

In the paragraph after Section 12.2(f) change:

“that Recipient” to “that the receiving party”;

“the Recipient must” to “the receiving party must”; and

“to such a disclosure” to “to any such disclosure”.

In the first line of Section 13.4 change “A first” to “Either”.

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3.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized representatives.

ZMD ANALOG MIXED SIGNAL SERVICES GMBH & COKG.		POWER INTEGRATIONS, INC.

By:	/s/ Konrad Herre	By:	/s/ Balu Balakrishnan
Name:	KONRAD HERRE	Name:	BALU BALAKRISHNAN
Title:	GESCHÄFTSFÜHRER	Title:	C.E.O. AND PRESIDENT

POWER INTEGRATIONS INTERNATIONAL, LTD.

		By:	/s/ John L. Tomlin
		Name:	JOHN L. TOMLIN
		Title:	PRESIDENT AND DIRECTOR

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4.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

Effective as of July 1, 2005

PRICES

[*] DC PROCESS WAFER

Price:	[*] layers	[*]

A rebate of [*] dollars ($[*]) shall be applied to each WAFER purchased by PI until [*] ([*]) WAFERS have been accepted by PI.

Delivery times:

VOLUME PRODUCTION	[*]

DC PROCESS ENGINEERING WAFER

Price:	Std. and non-std. run	[*]

	Hot run	[*]

	Minimum wafer lot size	[*]

Delivery times:	Standard run	[*]

	Hot run	[*]

	Non-Standard run	[*]

MASK TOOLING SET

Price:	[*] mask set

([*][*] masks)

	([*] [*] masks)	[*]

Individual masks

[*] mask [*]

[*] mask [*]

Vendors: [*]

ALL PRICES ABOVE WILL BE NEGOTIATED AND PAID IN US DOLLARS.

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5.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit D

[*] INCH TECHNOLOGY

1. [*] Technology documentation

Documents:	Doc. Nr.	Date
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
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[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

Forms:
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

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6.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2. [*] Design Documentation and Digital Library

[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]

[*]	[*]	[*]
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[*]	[*]	[*]
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[*]	[*]	[*]
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version	TechLib release	compatible AssuraRules release	compatible CellLibs release
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

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7.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a) Miscellaneous Development Documents

• [*]

• [*]

(b) [*] Documents

• [*]

• [*]

• [*]

• [*]

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8.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3. [*] Analog Library

Function	IR-Cell Name	Technology	Preliminary Specification	Status	Silicon
[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]

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9.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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10.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.